Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of International Flavors & Fragrances Inc. (the "Company") for the quarterly period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Frank Clyburn, as Chief Executive Officer, and Glenn Richter, as Chief Financial & Business Transformation Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Frank Clyburn
Name:	Frank Clyburn
Title:	Chief Executive Officer
Dated:	November 8, 2023

By:	/s/ Glenn Richter
Name:	Glenn Richter
Title:	Executive Vice President and Chief Financial & Business Transformation Officer
Dated:	November 8, 2023